     SECURITIES AND EXCHANGE COMMISSION

    Washington, DC  20549

 FORM 8- K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  July 18, 2001

(Date of earliest event reported)

UAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1- 6033	36- 2675207
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Algonquin Road, Elk Grove Township, Illinois	60007
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (847) 700- 4000

Not Applicable

(Former name or former address, if changed since last report)

ITEM 5.             OTHER EVENTS.

          UAL Corporation (the "Company") is filing herewith a press release to report earnings for the quarter ended June 30, 2001, as Exhibit 99.1.

ITEM 7.              FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.          Description
   99.1              Second Quarter Earnings Release

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION

By:	/s/ Francesca M. Maher
Name:	Francesca M. Maher
Title:	Senior Vice President,
General Counsel and Secretary

Dated: July 18, 2001